SCHEDULE OF TRADE PAYABLES, OTHER PAYABLES AND ACCRUALS (Details) - USD ($)		Mar. 31, 2025	Mar. 31, 2024
Notes and other explanatory information [abstract]
Trade payables		$ 200,660	$ 788,798
Other payables		11,852	11,057
Accruals	[1]	695,022	585,813
Total		$ 907,534	$ 1,385,668

[1]	Accruals include audit fees, professional fees, holiday pay accruals for employees, and others associated with the on-going running of the Group. Increase from 31 March 2024 is mainly due to additional accrued audit fees.